Exhibit 10.15

ASSIGNMENT AND ASSUMPTION OF RIGHTS UNDER
***shopping center purchase and sale agreement

Reference is made to the Shopping Center Purchase and Sale Agreement dated November 21, 2017, as amended (collectively, the “Agreement”) between the Phillips Edison Group LLC, an Ohio limited liability company (“Assignor”), as Purchaser, and Ramco-Gershenson Properties, L.P., a Delaware limited partnership, as Seller, with respect to the Rolling Meadows Shopping Center located in Rolling Meadows, Illinois. Capitalized terms used herein but not defined have the meanings set forth for the same in the Agreement. For good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Assignor hereby assigns, transfers and sets over all of Assignor’s right, title, and interest as Purchaser under the Agreement (i) with respect to Lot 4 in the Rolling Meadows Shopping Center Subdivision of Lot 1 in Rolling Meadows Unit No. 4 and the land and improvements thereon (and $13,600,000.00 of the Purchase Price under the Agreement and $110,000.00 of the Deposit under the Agreement) to ROLLING MEADOWS STATION LLC, a Delaware limited liability company (“Station I”), and (ii) with respect to Lot 2 in the Rolling Meadows Shopping Center Subdivision of Lot 1 in Rolling Meadows Unit No. 4 and the land and improvements thereon (and $3,750,000.00 of the Purchase Price under the Agreement and $390,000.00 of the Deposit under the Agreement) to ROLLING MEADOWS STATION II LLC, a Delaware limited liability company (“Station II”).

Station I and Station 2 hereby accept the foregoing assignments and transfers and assume and agree to perform all of the Assignor’s obligations under the Agreement and hereby release, indemnify and hold Assignor harmless from any loss, cost, liability or expense which may be suffered by Assignor in connection with such Agreement, except for any loss, cost, liability or expense resulting from the acts of Assignor in connection with the Agreement taken prior to the date of this Assignment without the applicable authorization or consent of the undersigned.

[Signature page follows]

ASSIGNOR:

THE PHILLIPS EDISON GROUP LLC,

An Ohio limited liability company

By:	Phillips Edison Grocery Center Operating

Partnership I, L.P., a Delaware limited

partnership, its sole member

By:	Phillips Edison Grocery Center OP GP I

LLC, a Delaware limited liability company,

its General Partner

By:	/s/ Robert F. Myers

Robert F. Myers, Vice President

STATION:

ROLLING MEADOWS STATION LLC,

a Delaware limited liability company

By:	Phillips Edison Grocery Center Operating

Partnership III, L.P., a Delaware limited

partnership, its sole member

By:	Phillips Edison Grocery Center OP GP III

LLC, a Delaware limited liability company,

its General Partner

By:	/s/ Joe Schlosser

Joe Schlosser, Vice President

STATION II:

ROLLING MEADOWS STATION II LLC,

a Delaware limited liability company

By:	Phillips Edison Grocery Center Operating

Partnership III, L.P., a Delaware limited

partnership, its sole member

By:	Phillips Edison Grocery Center OP GP III

LLC, a Delaware limited liability company,

its General Partner

By:	/s/ Joe Schlosser

Joe Schlosser, Vice President